Exhibit 10.2

                             STOCKHOLDERS AGREEMENT

      STOCKHOLDERS AGREEMENT dated as of May 18, 2006, by and among Mount Cook BioSciences, Inc., a Delaware corporation (the "Company"), Dr. Lindsay A. Rosenwald, M.D. ("Rosenwald" and together with Rosenwald's affiliates, "Paramount"), Enhance Biotech, Inc. ("Enhance"), and each other Person who executes a joinder hereto in the form of Exhibit A attached hereto (together with Paramount, Enhance, and their respective Permitted Transferees, collectively referred to as the "Stockholders" and individually as a "Stockholder"). Capitalized terms used herein but not otherwise defined have the meanings set forth in Section 1.

      WHEREAS, each Stockholder owns or has the right to acquire certain shares of the common stock of the Company, par value $0.01 per share (the "Common Stock");

      WHEREAS, the Company and the Stockholders desire to enter into this Agreement for the purposes, among others, of limiting the manner and terms by which the Stockholder Shares may be transferred.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Definitions. As used herein, the following terms shall have the following meanings:

      "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, that beneficial ownership of 10% or more of the voting securities (or the equivalents) of a Person shall be deemed to be control.

      "Approved Sale" means a Sale of the Company to any Person that is not an Affiliate of the Company or Rosenwald which has been approved by the Board and Rosenwald.

      "Board" means the Company's board of directors.

      "Business Day" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in the State of New York or City of New York.

      "Bylaws" means the Bylaws of the Company and subsequent amendments thereto.

      "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" has the meaning set forth in the Recitals.

      "Common Stock Deemed Outstanding" means the number of shares of Common Stock, determined on a fully diluted basis after giving effect to the conversion or exchange of all outstanding securities convertible into or exchangeable for Common Stock (collectively, "Common Stock Equivalents") and the exercise of any options, warrants or other rights to acquire Common Stock or Common Stock Equivalents, in each case without regard to any restrictions on exercise, exchange or conversion.

      "Company" has the meaning set forth in the Recitals.

      "Enhance Shares" means all Stockholder Shares issued or issuable to, or otherwise held by Enhance and its Affiliates.

      "Equity Interest" means any share, capital stock, partnership, member or similar interest in the Company, including Common Stock, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

      "Family Group" means, with respect to an individual Stockholder, such Stockholder's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Stockholder and/or such Stockholder's spouse, their respective ancestors and/or descendants (whether natural or adopted).

      "Other   Stockholders"   means,   with  respect  to  a  Stockholder,   all
Stockholders other than such Stockholder.

      "Permitted Issuance" means an issuance of Equity Interests (i) in connection with a stock dividend or upon any subdivision, stock split, recapitalization, reclassification, share combination or similar reorganization;
(ii) upon conversion of any shares of convertible securities; (iii) in connection with the grant of, or exercise of, options, warrants or rights to subscribe for shares of Common Stock, to officers, directors and other employees of the Company and to consultants to the Company pursuant to stock options that are issued pursuant to a stock option plan approved by the Board or such other options that are granted to such persons and that are approved by a majority of the entire Board (in each case, as such number of shares may be adjusted from time to time in accordance with the terms of such stock option plan or agreements evidencing grants thereunder); or (iv) pursuant to any public offering registered under the Securities Act; (v) in connection with loans from financial institutions, banks or equipment lessors, in connection with bona fide loan transactions.

      "Permitted Transferees" has the meaning given thereto in Section 2(d).

      "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

      "Pro Rata Share" means, with respect to each Stockholder as of any given time, the quotient determined by dividing (i) the total number of Stockholder Shares held by such Stockholder at such time, by (ii) the Common Stock Deemed Outstanding at such time.


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

      "Public Sale" means any sale of Stockholder Shares to the public pursuant to an offering registered under the Securities Act or to the public effected through a broker, dealer or market maker pursuant to the provisions of Rule 144 under the Securities Act.

      "Sale Notice" has the meaning set forth in Section 2(b).

      "Sale of the Company" means (i) a transaction or series of transactions (including by way of merger, consolidation, or sale of equity) the result of which is that the holders of the Common Stock immediately prior to such transaction(s) (on a fully diluted as if converted basis) are after giving effect to such transaction(s) no longer, in the aggregate, the "beneficial owners" (as such term is defined in Rule 13d-3 and Rule 13d-5 promulgated under the Securities Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the Common Stock (on a fully diluted as if converted basis), or (ii) sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the Company's assets determined on a consolidated basis.

      "SEC" means the Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Stockholder" has the meaning set forth in the Recitals.

      "Stockholder Shares" means (i) any Common Stock held by the Stockholders, and (ii) any equity securities of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been sold in a Public Sale, an Approved Sale, or upon the consummation of a Trading Event. For purposes of this Agreement, a Person will be deemed to be a holder of Stockholder Shares whenever such Person has the right to acquire directly or indirectly such Stockholder Shares (upon conversion or exercise, in connection with a transfer of securities or otherwise), whether or not such acquisition has actually been effected.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.


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

      "Trading Event" means the first date on which the Stockholder Shares (or securities received in exchange for Stockholder Shares) trades on a national securities exchange or on the NASDAQ, including the "Over the Counter Bulletin Board".

      "Transfer" has the meaning set forth in Section 2(a).

            2. Restrictions on Transfer of Stockholder Shares.

            (a) Transfer of Stockholder Shares. For a period of two (2) years from the date hereof, no holder of Enhance Shares shall sell, transfer, assign, pledge or otherwise dispose (a "Transfer") of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in such holder's Enhance Shares, except pursuant to (i) Section 2(b), 2(c) or Section 3, (ii) a Transfer to a Permitted Transferee, or (iii) in a Public Sale, without the written consent of Rosenwald (and the Company shall not register any such Transfer on its books without such consent).

            (b) Drag Along Rights. In the event that at any time Paramount receives a bona fide offer from any proposed purchaser, to purchase fifty percent (50%) or more of the Stockholder Shares then owned by Paramount, Paramount shall have the right, exercisable upon twenty (20) days' prior written notice to the Other Stockholders, to require the Other Stockholders to sell all of their Stockholder Shares to the proposed purchaser, on the same terms and conditions as govern the proposed Transfer by Paramount.

            (c) Tag Along Rights. Subject to Section 2(d), at least 15 days prior to any Transfer by Paramount of Paramount Shares constituting more than 25% of the issued and outstanding Stockholder Shares, Paramount shall deliver a written notice (the "Sale Notice") to the Company, Enhance and the Other Stockholders, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. Enhance and the Other Stockholders may each elect to participate in the contemplated Transfer by delivering written notice to Paramount within 10 days after delivery of the Sale Notice. If Enhance or any Other Stockholders have elected to participate in such Transfer, each of Paramount, Enhance and such Other Stockholders shall be entitled to sell in the contemplated Transfer, with respect to each type of securities being Transferred, for the same consideration and on the same terms (provided that adequate provision shall be made to account for any exercise or conversion prices payable by any Stockholder with respect to any rights to acquire Stockholder Shares), a number of Stockholder Shares equal to the product of (i) the quotient determined by dividing the number of Stockholder Shares owned by such Stockholder by the aggregate number of Stockholder Shares owned by the Stockholders participating in such Transfer, and (ii) the aggregate number of Stockholder Shares to be sold in the contemplated Transfer.

            (d) Permitted Transfers. The restrictions contained in Sections 2(a), 2(b) and 2(c) shall not apply with respect to any Transfer of Stockholder Shares by any Stockholder (i) in the case of an individual Stockholder, pursuant to applicable laws of descent and distribution or to any member of such Stockholder's Family Group, (ii) in the case of an entity, (x) among its Affiliates, members, shareholders, partners or employees or other Persons approved by a majority of the voting power of the Board in the Board's sole discretion, but excluding in all cases under this clause (ii) any Transfer constituting a distribution that would require registration under the Securities Act, or (y) to any employee or director of the Company or any Affiliate of the Company; provided, that the restrictions contained in Sections 2(a) and 2(b) shall continue to be applicable to such Stockholder Shares after any such Transfer; and provided further, that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement which affect the Stockholder Shares so transferred by executing a Joinder Agreement in the form substantially attached hereto as Exhibit A. All transferees permitted under this Section 2(d) are collectively referred to herein as "Permitted Transferees."


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

            (e) Termination of Restrictions. The rights and restrictions set forth in this Section 2 (other than the rights set forth in Section 2(b), which shall not terminate), shall continue with respect to each Stockholder Share until the date that is twelve (12) months after the consummation of a Trading Event.

            3. Sale of the Company.

            (a) In the event of an Approved Sale, each Stockholder will (i) consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale was arranged, (ii) waive any dissenter's rights and other similar rights, and (iii) if the Approved Sale is structured as a sale of securities, each Stockholder will agree to sell its Stockholder Shares (and any other capital stock of the Company) on the terms and conditions of the Approved Sale. Each Stockholder will take all necessary and desirable actions as directed by the Board in connection with the consummation of any Approved Sale, including without limitation executing the applicable purchase agreement and granting identical indemnification rights (pro rata based upon the consideration received pursuant to the Approved Sale and not joint and several).

            (b) The obligations of each Stockholder under this Section 3 are subject to the satisfaction of the following conditions: (i) upon consummation of an Approved Sale, each Stockholder shall receive in exchange for the Stockholder Shares (and any other capital stock of the Company) held by such Stockholder the same portion of the aggregate consideration from such sale or exchange that such Stockholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Certificate of Incorporation, (ii) if the holders of a class or series of capital stock of the Company are given an option as to the form of consideration to be received, all holders of shares of such class or series of capital stock shall be given the same option, and (iii) each holder of then currently exercisable rights to acquire Stockholder Shares shall be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as a holder of such Stockholder Shares.

            (c) All Stockholders will bear their pro rata share (based upon the consideration received pursuant to the Approved Sale) of the reasonable costs of an Approved Sale to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Stockholder on its own behalf will not be considered costs of the transaction hereunder.

            4. Registrations.

            (a) Piggyback Registration.


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

                  (i) Whenever securities of the Company are to be registered under the Securities Act and the registration form to be used may be used for the registration of Stockholder Shares (a "Piggyback Registration"), the Company will give prompt written notice to Paramount and Enhance of its intention to effect such a registration and will, subject to the limitations set forth in this Section 4, include in such registration all Stockholder Shares, if any, with respect to which the Company has received a written request from Paramount or Enhance for inclusion therein within twenty (20) days after the Company's notice has been given pursuant to the provisions of this Section 4; provided that such form of registration is then available for sales of shares.

                  (ii) If a Piggyback Registration is an underwritten public offering of Common Stock of the Company, and the managing underwriter(s) advise the Company that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in such offering without having an adverse effect on the marketability of such securities, the Company will include in such registration (A) first, the securities the Company proposes to sell, and (B) second, the Stockholder Shares requested to be included in such registration by Paramount, and the Stockholder Shares requested to be included in such registration by Enhance (all such Stockholder Shares set forth in this subsection (B) and (C) being collectively referred to as the "Secondary Shares") pro rata as between the Stockholder Shares owned by Paramount and Enhance based on the number of Stockholder Shares then owned by such Persons, which in the opinion of such underwriters can be sold without having an adverse effect on the marketability of such Secondary Shares.

                  (iii) All registration expenses of any Piggyback Registration, including the reasonable legal fees and expenses, up to a maximum of $20,000, of a single law firm representing all Persons holding Secondary Shares, shall be borne by the Company.

                  (iv) In the event that a distribution of securities covered by a Piggyback Registration is to be underwritten, then any distribution of Stockholder Shares shall be underwritten by the same underwriters who are underwriting the distribution of the securities on behalf of the Company or Paramount, and, if Enhance's Stockholder Shares are to be included in such distribution, then Enhance shall enter into an underwriting agreement with such underwriters on terms reasonably requested by such underwriters.

                  (v) The Company may withdraw any registration statement relating to a Piggyback Registration referred to in Section 4(a)(i) without thereby incurring any liability to Paramount or Enhance.

            (b) Demand Registration.


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

                  (i) Rosenwald may request  registration  under the  Securities
Act of all or any portion of his or Paramount's Stockholder Shares (A) on not more than three (3) occasions ("Long-Form Registrations") unless Form S-3 or any similar short-form registration is then available for such registration, and (B) on Form S-3 or any similar short-form registration ("Short-Form Registrations") if, and only if, such form of registration is then available for such registration. All registrations requested pursuant to this Section 4(b) are referred to herein as "Demand Registrations." Each request for a Demand
Registration shall specify the approximate number of Stockholder Shares requested to be registered. Upon Company's receipt of a request for a Demand Registration, Company will promptly give written notice of the proposed Demand Registration to Enhance and the Other Stockholders and, expeditiously as possible, effect such Demand Registration and all such related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Stockholder Shares as are specified in such request. After Company has become subject to the reporting requirements of the Securities Exchange Act, Company shall use its best efforts to make Short-Form Registrations available for the sale of Stockholder Shares. Rosenwald shall be entitled to request an unlimited number of Short-Form Registrations; provided that such form of registration is then available for sales of shares. Company shall pay all Registration Expenses in connection with the Long-Form Registrations and up to two Short-Form Registrations in any twelve-month period, including with respect to each such Demand Registration, the reasonable legal fees and expenses, up to a maximum of $20,000, of a single law firm representing all Persons holding Stockholder Shares included in such Demand Registration. Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Stockholder Shares were given piggyback rights pursuant to Section 4(a). Parent may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided, however, that Company may not exercise its right under this paragraph more than twice in any 12-month period.

                  (ii) The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering in an underwritten Demand
Registration; provided that such investment banker(s) and manager(s) are reasonably acceptable to Company. In connection with each underwritten Demand Registration, Company agrees to enter into such customary agreements (including underwriting agreements) as the managing underwriter selected in the manner herein provided may request in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of Company's size and investment stature; provided that such agreement shall not contain any such provision applicable to Company which is inconsistent with the provisions hereof.


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

            (c) Rule 144. At any time and from time to time after (A) the Company registers a class of securities under Section 12 of the Securities Exchange Act, or (B) the expiration of ninety (90) days following the close of business on the earlier of such date as the Company commences to file reports under Section 13 or Section 15(d) of the Securities Exchange Act, then upon receipt of a written request of Enhance, stating that Enhance proposes to sell securities in compliance with Rule 144 of the Commission, the Company will (Y) forthwith furnish to Paramount and Enhance a written statement of compliance with the filing requirements of the Commission under Section 13 or Section 15 of the Securities Act and other steps it has taken to enable Paramount or Enhance to make sale pursuant to Rule 144 as such rule may be amended from time to time and (Z) use its commercially reasonable efforts to make available to the public, Paramount and Enhance such information as will enable the holder to make sales pursuant to Rule 144. The Company shall use its best efforts to (1) cause any registration statement filed pursuant to Sections 4(a) or (b) herein to become effective, and (2) cause such registration statement to remain effective until the earliest to occur of (AA) such date as the Stockholders of such Stockholder Shares (the "Selling Holders") have completed the distribution described in the registration statement and (BB) such time that all of such Stockholder Shares are no longer, by reason of Rule 144(k) under the Act, required to be registered for the sale thereof by such Stockholders. The Company will also use its best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that such registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in such registration statement, the Company may incorporate by reference information required to be included in (I) and (II) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in such registration statement. The Company shall keep such registration effective until the Stockholder Shares subject to such registration are saleable pursuant to Rule 144(k); provided, however, that the Company may not suspend such registration under this Section 4(c) unless required by law.

            (d) Notice by Company. The Company agrees to give Paramount and Enhance prompt written notice of its intention to register any of its securities under the Securities Act. Paramount and Enhance each agree to provide to the Company in writing any information reasonably deemed by the Company to be required to be included with respect to Paramount or Enhance, as the case may be, in any registration statement prepared in connection with a Piggyback Registration pursuant to Section 4(a).

            (e) Lock-up. Provided that the Company's officers, directors and 5% shareholders agree to an equivalent lockup, Enhance agrees that without the written consent of the Company it will not, for a period of 90 days, or such longer period of time as agreed to by the officers, directors and 5% shareholders of the Company following the effective date of the first registration statement for the offering of Stockholder Shares under the Securities Act directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Stockholder Share or securities convertible into Stockholder Shares, except (i) for the Stockholder Shares sold pursuant to such registration statement, and (ii) transfers to Permitted Transferees (each of which shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement, including this clause (ix) or, if requested by the managing underwriter, enter into a lock-up agreement containing terms which are materially similar to the terms set forth in this clause (ix). Enhance additionally agrees that for a period beginning seven days immediately preceding the effective date of any registration statement filed by the Company under the Securities Act and relating to a public offering which is not the initial public offering of shares under the Securities Act and ending on the earlier of (i) 90 days after the effective date of such registration statement and (ii) the end of the shortest period applicable to any Affiliate of the Company who is a selling shareholder pursuant to such registration statement or who is otherwise subject to a lock-up obligation with respect to such public offering, Enhance shall refrain from directly or indirectly selling any Stockholder Shares except pursuant to such registration statement. Notwithstanding the foregoing, the prohibitions hereunder shall not apply to Stockholder Shares or other securities convertible into Stockholder Shares (other than Stockholder Shares that are restricted securities within the meaning of the Securities Act) purchased by Enhance in the open market following the consummation of an initial public offering of Shares under the Securities Act.

            (f) Expenses. All expenses incident to the Company's performance of or compliance with this Section 4, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this
Section 4, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The Nasdaq Stock Market. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            5. Legend. In addition to any legend required by any other document, each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ____________, 200__, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE
            SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF MAY __, 2006, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

      The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares.

            6. Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

            7. Transfer of Stockholder Shares.

            (a) Stockholder Shares are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) subject to the provisions of
Section 2 and Section 3 above, Rule 144 or Rule 144A (or any similar rule or rules then in effect) of the SEC if such rule is available, (iii) an effective registration statement filed in accordance with the Securities Act, and (iv) subject to Section 2, Section 3 and Section 7(b), any other legally available means of Transfer.

            (b) In connection with the Transfer of any Stockholder Shares other than a Transfer described in clause (i), (ii) or (iii) of Section 7(a) above or a Transfer to a Permitted Transferee, the holder thereof shall deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer, together with an opinion of counsel reasonably acceptable to the Company to the effect that such Transfer of Stockholder Shares may be effected without registration of such Stockholder Shares under the Securities Act. No Transfer or issuance of any Stockholder Shares shall be permitted unless and until the prospective transferee agrees to become a party to this Agreement and be bound by all the terms and conditions hereof by executing and delivering to the Company, a joinder to this Agreement in the form attached hereto as Exhibit A.

            (c) Upon the request of a holder of Stockholder Shares, the Company shall promptly supply to such Person or its prospective transferees all information regarding the Company required to be delivered in connection with a Transfer pursuant to Rule 144A (or any similar rule or rules then in effect) of the SEC.

            8. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of not less than 51% of the Stockholder Shares, respectively. Notwithstanding anything to the contrary, (i) no modification, amendment or waiver of any provision specifically applicable to Enhance shall be effective against Enhance unless approved in writing by Enhance, and (ii) no modification, amendment or waiver of any provision that materially and adversely affects any particular Stockholder compared to its effect on each Other Stockholder hereunder shall be effective against such Stockholder unless approved in writing by such Stockholder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

            9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            10. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

            11. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective permitted successors and assigns of each of them, so long as they hold Stockholder Shares.

            12. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            13. Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

            14. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the Company and the Stockholders at the address set forth below or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

To the Company:

            c/o Paramount Biosciences, L.L.C.
            787 Seventh Avenue - 48th Floor
            New York, NY 10019
            Fax: (212) 554-4490
            Attn: President

      With copy to:

            Morrison Cohen, LLP
            909 Third Avenue
            New York, NY 10022
            Fax: (212) 735-8708
            Attn: Jack Levy, Esq.

To Paramount:

            c/o Paramount Biosciences, L.L.C.
            787 Seventh Avenue - 48th Floor
            New York, NY 10019
            Fax: (212) 554-4490
            Attn: President

      With copy to:

            Morrison Cohen, LLP
            909 Third Avenue
            New York, NY 10022
            Fax: (212) 735-8708
            Attn: Jack Levy, Esq.

To Enhance:

            Enhance Biotech, Inc.
            712 5th Avenue - 19th Floor
            New York, NY 10019
            Fax: 212-581-1922
            Attn: C. Every

      with copies to:

            Savannah House - 5th Floor
            11 Charles II Street
            London SW1Y 4QU
            Fax: (44) 207 451 2469
            Attn: L. Boyne

            15. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

            16. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                    * * * * *

            IN  WITNESS   WHEREOF,   the  parties   hereto  have  executed  this
Stockholders Agreement as of the date first above written.

                                             MOUNT COOK BIOSCIENCES, INC.

                                             By:
                                                 -------------------------------
                                                 Name:  Jay Lobell
                                                 Title: President


                                                 -------------------------------
                                                 Lindsay A. Rosenwald


                                             ENHANCE BIOTECH, INC.


                                             By:
                                                 -------------------------------
                                                 Name:  Chris Every
                                                 Title: President

                                    EXHIBIT A

                               FORM OF JOINDER TO
                             STOCKHOLDERS AGREEMENT

      THIS JOINDER to the Stockholders Agreement, dated as of ___________, 200__ by and among MOUNT COOK BIOSCIENCES, INC., a Delaware corporation (the "Company"), and certain stockholders of the Company (the "Agreement"), is made and entered into as of _________ by and between the Company and _________________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

      WHEREAS, Holder has acquired certain Equity Interests ("Holder Stock"), and the Agreement and the Company requires Holder, as a holder of Holder Stock, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

            Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a Stockholder for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed Stockholder Shares for all purposes of the Agreement.

            1. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Holder Stock and the respective successors and assigns of each of them, so long as they hold any shares of Holder Stock.

            2.   Counterparts.   This   Joinder  may  be  executed  in  separate
      counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            3. Notices. For purposes of Section 16 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                  [Name]
                  [Address]
                  [Facsimile Number]

            4. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

            5. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                                    * * * * *


            IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                             MOUNT COOK BIOSCIENCES, INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             [HOLDER]


                                             By:
                                                 -------------------------------